UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2004

VALERO L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-16417	74-2956831
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

One Valero Way
San Antonio, Texas	78249
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (210) 345-2000

Item 7.	Financial Statements and Exhibits

(c)	Exhibits.

99.1	Presentation by Valero L.P. (the "Partnership") August 19, 2004.

Item 9.	Regulation FD Disclosure.

The Partnership is furnishing herewith certain data being presented to analysts and investors on August 19, 2004. The presentation is set forth in Exhibit 99.1 hereto and incorporated by reference herein. The exhibit is not filed but is furnished pursuant to Regulation FD.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALERO L.P. By: Riverwalk Logistics, L.P. its general partner

By: Valero GP, LLC its general partner

Date: August 19, 2004	By: /s/Bradley C. Barron Name: Bradley C. Barron Title: Corporate Secretary

EXHIBIT INDEX

Number	Exhibit

99.1	Presentation by Valero L.P. (the "Partnership") on August 19, 2004.

Exhibit 99.1